Subsequent Events - 10Q	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
In preparing the consolidated financial statements as of and for the year ended December 31, 2020, the Company evaluated subsequent events for recognition and measurement purposes through March 19, 2021, the date that the Report of independent registered public accounting firm was originally issued, and the audited annual consolidated financial statements were available for issuance. The Company has concluded that no events or transactions have occurred that require disclosure in the accompanying consolidated financial statements other than those listed below.
During February 2021 and March 2021, the Company raised $2.8 million of gross proceeds from the sale of 389,947 shares of Series A Stock and 97,478 warrants to purchase common stock at an exercise price of $7.168 per share to the Series A stockholders as part of the Series A Stock financing. In addition, Senior Convertible Notes with a principal balance of $5.7 million and accrued interest of $0.3 million converted into 844,824 shares of Series A Stock in February 2021.
In April 2021, the Company completed a reverse triangular merger, resulting in Context Therapeutics Inc becoming the sole holder of 100% of the membership interests in Context Therapeutics LLC, which resulted in all of the common stock, preferred stock and all options, warrants or other rights to purchase common or preferred stock of Context Therapeutics LLC converting into common stock, preferred stock and all options, warrants or other rights to purchase common or preferred stock of Context Therapeutics Inc. As a result of the reverse triangular merger, the total number of shares of stock that the Company has authority to issue is 120,000,000 shares, of which 100,000,000 shares are common stock, $0.001 par value per share, 10,000,000 shares are Undesignated Preferred Stock, $0.001 par value per share, 5,000,000 shares of Series Seed Convertible Preferred Stock, $0.001 par value per share and 5,000,000 shares of Series A Convertible Preferred Stock, $0.001 par value per share. Based on this being a transaction between entities under common control the carryover basis of accounting was used to record the assets, liabilities and equity of Context Therapeutics LLC. Further, as a common control transaction the consolidated financial statements of the Company reflect the merger transaction as if it had occurred as of the earliest period presented herein.
Subsequent Events
Closing of initial public offering
In October 2021, the Company closed an IPO, in which it issued and sold 5,750,000 shares at a public offering price of $5.00 per share. Immediately prior to the completion of the IPO, all of the Company’s preferred stock converted into an aggregate of 4,836,867 shares of common stock and 480,415 warrants converted into 9,816 shares of common stock. The Company received gross proceeds of approximately $28.8 million as a result of the offering.
Private placement
On December 1, 2021, the Company entered into a definitive securities purchase agreement for a private placement of 5,000,000 shares of common stock together with warrants to purchase 5,000,000 shares of common stock that will result in gross proceeds of approximately $31.3 million, before deducting placement offering expenses. Each share of common stock and accompanying warrant are being sold together at a combined offering price of $6.25. The warrants have a term of 5.5 years and an exercise price of $6.25 per share. The private placement is expected to close on December 6, 2021, subject to customary closing conditions.